Risk Management (Details) - Schedule of breakdown of bank's liquid assets by levels - CLP ($) $ in Millions		Dec. 31, 2020	Dec. 31, 2019
Balance as of:
Cash and cash equivalent		$ 988,320	$ 1,305,534
Level 1 liquid assets	[1]	2,490,810	2,452,599
Level 2 liquid assets	[2]	12,681	15,105
Total liquid assets		$ 3,491,811	$ 3,773,238

[1]	Includes instruments issued by the Central Bank of Chile or other central banks with a AAA rating, instruments issued by the Chilean government or other sovereign with a AAA rating and instruments issued by development banks with a AAA rating. Assets encumbered through repurchase agreements are deducted from the liquidity portfolio including those left as collateral under the FCIC funding program with the Central Bank of Chile.
[2]	Includes instruments issued by governments, central banks and development banks of foreign countries with a risk rating of A- to AA+ and mortgage bonds issued by Chilean banks that are acceptable at the Chilean Central Bank’s repo window.